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                                                                   Exhibit 23.2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Numbers 333-50340 and 333-48662) and S-3 (Number 333-73498) of OraSure Technologies, Inc. of our report dated January 15, 2001, relating to the financial statements appearing in this Form 10-K.

PricewaterhouseCoopers LLP

Portland, Oregon
March 28, 2002